CREDIT FACILITY	12 Months Ended
Dec. 31, 2018
Statements Line Items
CREDIT FACILITY [Text Block]
11.
CREDIT FACILITY

In 2016, the Company signed an amended and restated credit facility (“the Amended Facility”) which became effective April 1, 2016 to convert the remaining outstanding balance under an existing revolving credit facility into a two year term loan amortized quarterly maturing on December 31, 2017. The interest rate margin on the Amended Facility was 4.5% over LIBOR and the Company paid a fee of $300 upon signing. The Amended Facility was subject to various qualitative and quantitative covenants, including a debt to EBITDA leverage ratio, an interest service coverage ratio, a tangible net worth calculation, capital and exploration expenditure limits. At December 31, 2017, the Amended Facility was fully repaid.

The Company recognized $629 of interest expense and deferred commitment fees and legal costs during 2017 in finance costs.